SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ X]  Preliminary Proxy Statement
[    ]      Confidential, for Use of the Commission Only (as permitted by Rule
14a-6(e)(2))
[    ]      Definitive Proxy Statement
[    ]      Definitive Additional Materials
[    ]     Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                              Federated Insurance Series
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                   (Name of Registrant as Specified In Its Charter)

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       (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee  (Check the appropriate box):

[X]   No fee required.
[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1. Title of each class of securities to which transaction applies:

      2. Aggregate number of securities to which transaction applies:

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      4. Proposed maximum aggregate value of transaction:

      5. Total fee paid:

[   ] Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:
            ------------------------------------------------------------

      2)    Form, Schedule or Registration Statement No.:
            ------------------------------------------------------------

      3)    Filing Party:
            ------------------------------------------------------------

      4)    Date Filed:
            ------------------------------------------------------------


9







                              FEDERATED INSURANCE SERIES

                          Federated Strategic Income Fund II

                       NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                               TO BE HELD July 27, 2001


A Special Meeting of the shareholders of Federated Strategic Income Fund II (the "Fund"), a portfolio of Federated Insurance Series (the "Trust"), will be held at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 2:00 p.m. (Eastern time), on July 27, 2001, for the following purposes:

1. To approve changing the Fund's fundamental investment objective from seeking a high level of current income to seeking to provide total return; and

          To transact such other business as may properly come before the meeting or any adjournment thereof.



The Board of Trustees has fixed July 2, 2001 as the record date for determination of shareholders entitled to vote at the meeting.

                                              By Order of the Board of Trustees,



                                                John W. McGonigle
                                                Secretary


 July 10, 2001



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YOU CAN HELP THE FUND AVOID THE  NECESSITY  AND  EXPENSE  OF  SENDING  FOLLOW-UP
LETTERS TO ENSURE A QUORUM BY PROMPTLY SIGNING AND RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.
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                                           2
                                PRELIMINARY PROXY




                                    PROXY STATEMENT


                              FEDERATED INSURANCE SERIES

                          Federated Strategic Income Fund II

                               Federated Investors Funds
                                 5800 Corporate Drive
                               Pittsburgh, PA 15237-7000


About the Proxy Solicitation and the Meeting

     The enclosed proxy is solicited on behalf of the Board of Trustees of the Fund (the "Board" or "Trustees"). The proxies will be voted at the special meeting of shareholders of the Fund to be held on July 27, 2001, at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 2:00 p.m. (such special meeting and any adjournment or postponement thereof are referred to as the "Special Meeting").

     The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by the Fund. In addition to solicitations through the mails, officers, employees, and agents of the Fund may solicit proxies or, if necessary, a communications firm retained for this purpose. Such solicitations may be by telephone, telegraph, through the Internet or otherwise. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder's instructions, and confirming to the shareholder after the fact. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instruction as shareholders submitting proxies in written form. The Fund may reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.

     The purpose of the Special Meeting is set forth in the accompanying Notice. The Trustees know of no business other than that mentioned in the Notice that will be presented for consideration at the Special Meeting. Should other business properly be brought before the Special Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This proxy statement and the enclosed proxy card are expected to be mailed on or about July 10, 2001, to shareholders of record at the close of business on July 2, 2001 (the "Record Date"). On the Record Date, the Fund had outstanding (#) shares of beneficial interest.


     The Fund's annual report, which includes audited financial statements for the fiscal year ended December 31, 2000, was previously mailed to shareholders. The Fund's semi-annual report, which contains unaudited financial statements for the period ended June 30, 2000, was also previously mailed to shareholders. The Trust will promptly provide, without charge and upon request, to each person to whom this Proxy Statement is delivered, a copy of the Fund's annual report and/or semi-annual report. Requests for the annual report or semi-annual report for the Fund may be made by writing to the Trust's principal executive offices or by calling the Trust. The Trust's principal executive offices are located at Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000. The Trust's toll-free telephone number is 1-800-341-7400.


         PROPOSAL: APPROVAL OR DISAPPROVAL OF CHANGING THE FUND'S FUNDAMENTAL
          INVESTMENT OBJECTIVE FROM SEEKING A HIGH LEVEL OF CURRENT INCOME TO
                            SEEKING TO PROVIDE TOTAL RETURN


     The Fund's investment objective is to seek a high level of current income. This investment objective may not be changed without shareholder approval. At a meeting on May 18, 2001, the Trustees unanimously approved changing the Fund's investment objective to "provide total return". This change is being submitted for shareholder approval at the Special Meeting.

     Total return will consist of two components: (1) interest income; and (2) changes in the market value of its portfolio securities (both realized and unrealized appreciation). Currently, because the Fund's objective is to seek a high level of current income, the fund invests in those sectors of the fixed income market that have the highest current yields, including domestic high-yield, foreign high-yield, and domestic mortgage-backed securities.

     The Trustees believe, however, that requiring the adviser to seek only a high level of income may result in the Fund sacrificing total return, because the market value of higher yielding securities may be more adversely affected by certain market conditions than are lower yielding securities. Changing the investment objective will enable the adviser to invest in all sectors of the fixed income market and purchase securities either because of the potential for high current income or because of the potential for appreciation in price. While current yield may continue to be an important factor in the adviser's investment process, the adviser will not be required to emphasize it.

     If the change in the Fund's investment objective is approved, the Trustees have voted to change the Fund's name to "Federated Total Return Bond Fund II."

    THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSAL.












                              INFORMATION ABOUT THE FUND

Proxies, Quorum and Voting at the Special Meeting

     Only shareholders of record on the Record Date will be entitled to vote at the Special Meeting. Each share of the Fund is entitled to one vote. Fractional shares are entitled to proportionate shares of one vote. Under both the Investment Company Act of 1940 and the Declaration of Trust, the favorable vote of a "majority of the outstanding voting shares" of the Fund means: (a) the holders of 67% or more of the outstanding voting securities present at the Special Meeting, if the holders of 50% or more of the outstanding voting securities of the Fund are present or represented by proxy; or (b) the vote of the holders of more than 50% of the outstanding voting securities, whichever is less. The favorable vote of a majority of the outstanding voting shares of the Fund is required to approve the Proposal.

     In accordance with current law, insurance company separate accounts, as shareholders of the Fund, will request voting instructions from the owners of variable life insurance policies and variable annuity contracts ("Variable Contract Owners") of the separate accounts, and will vote the accounts' shares or other voting interests in the Fund in proportion to the voting instructions received. Each separate account is required to vote its shares of a Fund in accordance with instructions received from Variable Contract Owners. Each separate account is also required to vote shares of a Fund held in each of its respective variable accounts for which no voting instructions have been received in the same proportion as the separate account votes shares held by variable accounts for which it has received instructions. Shares held by an insurance company in its general account, if any, must be voted in the same proportions as the votes cast with respect to shares held in all of the insurance company's variable accounts in the aggregate. Variable Contract Owners permitted to give instructions to the Fund and the number of shares for which such instructions may be given for purposes of voting at the Special Meeting, and any adjournment thereof, will be determined as of the Record Date. In connection with the solicitation of such instructions from Variable Contract Owners, it is expected that insurance companies will furnish a copy of this Proxy Statement to Variable Contract Owners. Any Variable Contract Owner giving instructions will be advised by the investment company concerning the means of providing voting instructions, and the timing or method of amending or revoking any instructions previously given.

     Any person giving a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Trust. In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given on the proxy, the persons named as proxies will vote the shares represented thereby in favor of the matters set forth in the attached Notice.

     In order to hold the Special Meeting, a "quorum" of shareholders must be present. Holders of more than fifty percent of the total number of outstanding shares of the Fund entitled to vote, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the election of Trustees. Holders of more than fifty percent of the total number of outstanding shares of the Fund entitled to vote, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the other proposals.

     For purposes of determining a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of some of the proposals.

     If a quorum is not present, the persons named as proxies may vote those proxies which have been received to adjourn the Special Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of the proposal have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitations of proxies with respect to such proposal. All such adjournments will require the affirmative vote of a plurality of the shares present in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote AGAINST any such adjournment those proxies which they are required to vote against the proposal and will vote in FAVOR of the adjournment other proxies which they are authorized to vote. A shareholder vote may be taken on other proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received for approval.

Share Ownership of the Fund

Officers and Trustees of the Fund own less than 1% of the Fund's outstanding shares.

At the close of business on the Record Date, the following person(s) owned, to the knowledge of management, more than 5% of the outstanding shares of the Fund:







__________ has advised the Fund that it intends to vote in favor of the proposal to change the Fund's fundamental investment objective from seeking a high level of current income to seeking to provide total return. Because _________ owns more than 50% of the Fund's outstanding shares, a vote by __________ in favor of this proposal will result in the proposal's approval.

      OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

     The Fund is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to Federated Insurance Series, Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, so that they are received within a reasonable time before any such meeting.

     No business other than the matters described above is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Special Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Fund.


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SHAREHOLDERS  ARE REQUESTED TO COMPLETE,  DATE AND SIGN THE ENCLOSED  PROXY CARD
AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.
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                                              By Order of the Board of Trustees,



                                                               John W. McGonigle
                                                                       Secretary
July 10, 2001


                              FEDERATED INSURANCE SERIES

                          Federated Strategic Income Fund II


Investment Adviser
FEDERATED INVESTMENT MANAGEMENT COMPANY
Federated investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

Sub-Adviser
FEDERATED GLOBAL INVESTMENT MANAGEMENT CORP.
175 Water Street
New York, NY  10038-4965

Distributor
FEDERATED SECURITIES CORP.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

Administrator
FEDERATED SERVICES COMPANY
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779






Cusip 313916868
G02586-03 (6/01)

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholders of Federated Strategic Income Fund II (the "Fund"), a portfolio of Federated Insurance Series (the "Trust"), hereby appoint C. Grant Anderson, M. Allison Miller, Cathy C. Ryan, William Haas, Suzanne W. Land and Alicia Allison or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Special Meeting") to be held on July 27, 2001, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m., and at any adjournment thereof. The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matter. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF FEDERATED INSURANCE SERIES THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.

PROPOSAL: To approve changing the Fund's fundamental investment objective from seeking a high level of return to seeking to provide total return.


                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]




                                                YOUR VOTE IS IMPORTANT
                                                Please complete, sign and return
                                                this card as soon as possible.




                                                Dated


                                                Signature



Please sign this proxy exactly as your name appears on the books of the Trust. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title. You may also vote your shares by touch tone phone by calling 1-800-690-6903, or through the Internet at www.proxyvote.com.




Federated Insurance Series
Federated Strategic Income Fund II


Proxy Statement - Please Vote!

TIME IS OF THE ESSENCE . . .VOTING ONLY TAKES A FEW MINUTES AND YOUR PARTICIPATION IS IMPORTANT! ACT NOW TO HELP THE FUND AVOID ADDITIONAL EXPENSE.

Federated Insurance Series will hold a special meeting of shareholders of Federated Strategic Income Fund II (the "Fund") at 2:00 p.m. on July 27, 2001 at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000. It is important for you to vote on the issue described in this Proxy Statement. We recommend that you read the Proxy Statement in its entirety; the explanations will help you to decide on the issue.

The following is an introduction to the process and the proposal.

Why am I being asked to vote?

Mutual funds are required to obtain shareholders' votes for certain types of changes like the one included in this Proxy Statement. You have a right to vote on such changes.

How do I vote my shares?

You may vote by telephone at 1-800-690-6903 or through the Internet at www.proxyvote.com. You may also vote in person at the meeting or complete and return the enclosed Proxy Card.

If you:

1. choose to help save the Fund time and postage costs by voting through the Internet or by telephone, please do not return your Proxy Card.

2. do not respond at all, we may contact you by telephone to request that you cast your vote.

3. sign and return the Proxy Card without indicating a preference, your vote will be cast "for" the proposal.

What is the issue?

The proposal is to change the Fund's fundamental investment objective from seeking high current income to seeking to provide total return.

Why is the Fund's investment objective being changed?

The Fund's adviser has determined that pursuing the current investment objective is no longer in the best interest of the Fund and its shareholders.

How is the Fund's investment objective being changed?

The Fund currently invests in those sectors of the fixed income market that have the highest current yields, including domestic high-yield, foreign high-yield, and domestic mortgage-backed securities.

The new investment objective will allow the Fund to invest in all sectors of the fixed income market and give the adviser greater flexibility to adjust to changing market conditions.

NOTE: If the proposal is approved, the name of the Fund will change to "Federated Total Return Bond Fund II."


Who do I call with questions about the Proxy Statement?
Call your Investment Professional or a Federated Client Service Representative. Federated's toll-free number is 1-800-341-7400.





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   After careful consideration, the Board of Trustees has unanimously approved

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        this proposal. The Board recommends that you read the enclosed materials carefully and vote for the proposal.